Exhibit 99.2

Q2 2018 Earnings & Mid - Year Update July 23, 2018

2 Forward - Looking Statements This presentation may contain certain “forward - looking statements” made pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995 . Forward - looking statements are generally identifiable by use of forward - looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “forecast,” “continue,” “assume,” “plan,” references to “outlook” or other similar words or expressions . Forward - looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections and forecasts and other forward - looking information and estimates . These forward - looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements . These risks and uncertainties are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2017 and in subsequent quarterly reports . Except as required by law, the Company disclaims any obligation to update any forward - looking statements, whether as a result of new information, future events or otherwise . For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, copies of which may be obtained at the Invest section of the Company’s website at www . agreerealty . com . All information in this presentation is as of July 23 , 2018 . The Company undertakes no duty to update the statements in this presentation to conform the statements to actual results or changes in the Company’s expectations . Non - GAAP Financial Measures Funds from Operations ("FFO") Discussion and reconciliations of FFO and FFO/per share/unit to the comparable GAAP financial measure are disclosed in the Form 8 - K filed by the Company with the SEC on July 23 , 2018 . Forward - Looking Statements & Non - GAAP Measures

3 x Increased FFO per share by 5.6% to $0.71, and AFFO per share by 5.7% to $0.70 x Increased FFO by 24.3% to $22.3 million, and AFFO by 24.5% to $22.2 million x Invested $104.3 million in 29 high - quality retail net lease properties x Sold five properties for total gross proceeds of $11.0 million x Paid an increased quarterly dividend of $0.54 per share; 6.9% year - over - year growth x Received a Baa2 investment grade credit rating with a stable outlook from Moody’s Consistent execution has led to enhanced shareholder value Q2 2018 Highlights As of July 23, 2018.

4 Consistent execution has led to enhanced shareholder value Mid - Year 2018 Highlights As of July 23, 2018. x Increased FFO per share by 7.4% to $1.41, and AFFO per share by 6.8% to $1.40 x Invested $207.1 million in 63 high - quality retail net lease properties x 10 development and PCS projects completed or under construction totaling $51.6 million x Sold 10 properties for total gross proceeds of $27.7 million x Declared dividends of $1.06 per share, a 6.0% year - over - year increase x Increases 2018 acquisition guidance to a range of $350 million to $400 million x Increases 2018 disposition guidance to a range of $50 million to $75 million x Appoints Craig Erlich and Greg Lehmkuhl to its Board of Directors

5 Reduced Pharmacy & Walgreens Concentrations Disciplined asset management results in reduced concentrations and increased diversification Concentration Concentration 27.4% 21.9% 17.2% 11.6% 7.7% 6.7% 2013 2014 2015 2016 2017 Current As of July 23, 2018. Note: Walgreens concentration anticipated to be approximately 5% by year - end 2018. 37.3% 29.7% 23.2% 16.2% 12.3% 10.5% 2013 2014 2015 2016 2017 Current

6 $ in millions Annualized Base Rent (1) % of Total Tenant / Concept $9.3 7.0% 5.1 3.8% 4.2 3.2% 4.2 3.2% 4.2 3.2% 3.4 2.6% 3.1 2.4% 2.7 2.0% 2.7 2.0% 2.6 1.9% 2.5 1.9% 2.4 1.8% 2.3 1.7% 2.2 1.7% 2.2 1.6% 2.1 1.6% 2.1 1.6% 2.1 1.5% 2.0 1.5% 2.0 1.5% Other 69.5 52.3% Total $132.8 100.0% Top Tenants Dominated by Industry - Leaders June 2017 June 2018 $ in millions Annualized Base Rent (1) Tenant / Concept % of Total $9.6 8.8% 4.2 3.9% 3.7 3.4% 3.1 2.9% 2.7 2.5% 2.7 2.5% 2.6 2.4% 2.5 2.3% 2.4 2.2% 2.2 2.0% 2.2 2.0% 2.1 1.9% 2.0 1.8% 1.9 1.8% 1.9 1.8% 1.9 1.7% 1.8 1.6% 1.7 1.6% Other 57.1 52.9% Total $108.1 100.0% As of June 30, 2018.

7 Improved Geographic Diversification As of June 30, 2018. 3% 4% 2% 3% 2% December 2013 June 2018 % of GAAP Annualized Base Rent > 2% 0 - 2% 0% 12 % Expanded portfolio from 33 states in 2013 to 44 states today while significantly reducing Michigan exposure % of GAAP Annualized Base Rent > 0% 0% 36%

8 Rental Revenue & G&A as a % of Total Revenue Increased Revenue & Scale $40.9 $49.6 $64.5 $84.2 $105.3 $128.5 7% 10% 13% 16% $0 $50 $100 $150 2013 2014 2015 2016 2017 Annualized 2018 Rental Revenue G&A % of Total Revenue $ in millions Rental Revenue has increased more than 3x since 2013 while G&A as a % of Total Revenue has decreased almost 600 basis points As of June 30, 2018. 2018 Rental Revenue represents annualized Q2 2018 Rental Revenue. 2018 G&A as a % of Total Revenue reflects guidance of 8.0%. Rental Revenue G&A % of Total Revenue

9 $1.64 $1.74 $1.85 $1.92 $2.03 $2.16 70% 75% 80% 85% $1.25 $1.50 $1.75 $2.00 $2.25 2013 2014 2015 2016 2017 Annualized 2018 Dividend Per Share FFO Per Share Payout Ratio Dividend Per Share & FFO Per Share Payout Ratio Secure & Growing Dividend ADC has paid 97 consecutive cash dividends and maintains a conservative payout policy As of June 30, 2018. 2018 Dividend Per Share represents annualized Q2 2018 Dividend Per Share. 2018 FFO Per Share Payout Ratio reflects Q2 2018 FFO Per Share Pa yo ut Ratio. Targeted Payout Ratio Dividend Per Share Payout Ratio